Subsequent events	6 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
Subsequent events

10.	Subsequent events

Subsequent to June 30, 2026, on July 24, 2026, the Company held its annual general and special meeting of shareholders, at which shareholders approved, among other routine matters, the Company’s 2026 Stock Option Plan (Note 4), which had previously been approved by the Board of Directors on June 3, 2026. The 2026 Plan supersedes and replaces the 2020 Equity Incentive Plan.

Additionally, on July 23, 2026, the Company acquired an additional 3,939 hectares of mineral claims contiguous to its Forester Gold Project through map staking, expanding the Project’s total land package.

The Company has paid $50,000 due to Bounty Gold by August 19, 2026 (see Note 3).